UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

GRAPHIC PACKAGING HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway, Suite 100

Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 240-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None

☐    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 20, 2024, Graphic Packaging International, LLC (the “Company”), a Delaware limited liability company and a wholly-owned subsidiary of Graphic Packaging Holding Company, and Clearwater Paper Corporation, a Delaware corporation (“CLW”), entered into a Purchase Agreement (the “Purchase Agreement), pursuant to which, among other things, the Company agreed to sell its paperboard manufacturing business located in Augusta, Georgia (the “Business”) to CLW in exchange for (i) $700,000,000 in cash consideration (subject to the adjustment as set forth in the Purchase Agreement, the “Purchase Price”) and (ii) the assumption of certain liabilities of the Business as specified in the Purchase Agreement (such transaction, the “Transaction”).

Under the Purchase Agreement, the Company and CLW have made customary representations and warranties to each other and have agreed to customary covenants relating to the Transaction.

The obligation of the parties to consummate the Transaction is subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. There is no financing condition to the obligations of CLW to consummate the Transaction. CLW is funding the Purchase Price through a combination of cash on hand and committed debt financing. Assuming all of the closing conditions are met, the Company expects the Transaction to be completed in the second quarter of 2024.

The Purchase Agreement contains certain termination rights for each of the parties, including the right of each party to terminate the Purchase Agreement if the Transaction has not been consummated on or before February 20, 2025.

Pursuant to the Purchase Agreement, the parties and/or certain of their affiliates, as applicable, will enter into certain ancillary agreements in connection with the closing the Transaction (the “Closing”) including, among others, a transition services agreement and a supply agreement pursuant to which CLW will provide paperboard to the Company for a period of time.

The foregoing description of the Purchase Agreement and the ancillary agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the exhibits thereto, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

The Purchase Agreement, as described above and when filed as an exhibit to a subsequent report, is only intended to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations between the parties thereto with respect to the transactions described in this Form 8-K, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties, covenants and agreements made by the parties in the Purchase Agreement were made only for purposes of such agreement and are made as of specific dates. The assertions embodied in those representations and warranties were made for purposes of the Purchase Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Purchase Agreement. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to holders of the Company’s securities or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CLW and the Company. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Transaction, including regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the Transaction may not be completed in the time frame expected by the parties, or at all; (3) unexpected costs, charges or expenses resulting from the Transaction; and (4) other risk factors as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company does not undertake any obligation to update such statements, except as may be required by law.

Item 7.01	Regulation FD Disclosure.

On February 20, 2024, the Company issued a press release announcing entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, and in Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Graphic Packaging Holding Company dated February 20, 2024

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY

By:	/s/ Lauren S. Tashma Name: Lauren S. Tashma Title: Executive Vice President, General Counsel and Secretary

Date: February 20, 2024

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